Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

14.Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any offhire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 38 vessels as at December 31, 2018 is as follows:

Amount
2019	206,682
2020	141,577
2021	104,775
2022	91,783
2023 and thereafter	103,418
Total minimum lease revenue, net of address commissions	648,235